EXHIBIT 10.21

 CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
                          AND EXCHANGE COMMISSION.
                      ASTERISKS DENOTE SUCH OMISSIONS.

                         EXCLUSIVE SUPPLY AGREEMENT


 BETWEEN:

 1) Rock of Ages Corp., a Delaware corporation, having its principal quarry office in the Town of Barre, Vermont at: P.O. Box 482, County of Washington, Town of Barre, State of Vermont, USA 05641 ("ROAC"); and

 2) Eurimex, a societe anonyme, having its principal office at Rue Pierre de Coubertin 4, L-1358 Luxembourg ("Eurimex").

 WHEREAS:

 ROAC is a producer of granite blocks and wishes to appoint Eurimex as its exclusive distributor of its Salisbury Pink granite blocks to customers which are companies or entities which are residents of countries outside of North America ("Territory") in order that Eurimex can promote the sale of Salisbury Pink granite blocks.

 Eurimex has substantial experience in selling granite blocks in the Territory and desires to become the exclusive distributor of Salisbury Pink granite blocks quarried by ROAC and its affiliates.

 Eurimex and Carolina Quarries, Inc., now a subsidiary of ROAC, entered into a supply agreement dated January 21, 1997 which the parties now believe it is in their mutual best interest to terminate and to substitute this Exclusive Supply Agreement for it.

 THE FOLLOWING HAS BEEN AGREED:

 1) ROAC hereby appoints Eurimex as its exclusive distributor in the Territory to promote and sell Salisbury Pink granite blocks all upon the terms and conditions as set forth in this agreement. This agreement shall become effective upon its date of execution but the term of this agreement ("Term") shall be from February 1, 1998 through December 31, 2003.

 2) The price terms and miscellaneous criteria for Salisbury Pink granite for 1998 are as set forth in Exhibit A attached hereto and by this reference incorporated herein. ROAC agrees that the future F.O.B. quarry prices through the term of this agreement will not increase more than ***% per cubic meter per ***. Any increases in the established allowance for inland freight to and wharfage at the port of Savannah, as referenced in Exhibit A, will be charged directly to Eurimex as they occur. Eurimex will be invoiced for all actual containerization charges at the port of Savannah as well as miscellaneous sur charges as they occur.

 3) If shipments are made from any port other than Savannah, Eurimex will be invoiced for all total actual inland freight charges, wharfage, handling, containerization, and miscellaneous sur charges that are incurred for delivery to the port of embarkation.

 4) ROAC will make every effort to ensure that the grade of blocks listed in Exhibit A and sold within North America are not processed for ultimate export outside of North America, so that Eurimex can be confident of their exclusive rights to distribute outside North America. Eurimex and ROAC will make every effort to discuss details of various projects to maintain open communications and to avoid Territory disputes.

 5) Eurimex agrees to purchase the following minimum quantities and ROAC agrees to provide the same:

      Year                       Quantity/Month           Quality
      ----                       --------------           -------
      1998 (Feb. through May)       ***                      E+
      1998 (May through Dec.)       ***                      E+
      1999 through 2003             ***                      E+

 6) Eurimex may accumulate blocks as needed in order to have sufficient quantities for shipping. Eurimex agrees to be invoiced (fob quarry price plus any freight or handling charges incurred) and pay for accumulated blocks on a monthly basis if invoiced by ROAC.

 7) ROAC and Eurimex agree to negotiate in good faith beginning no later than July, 2003 for an extension of this agreement under which ROAC will supply Salisbury Pink to Eurimex. It is agreed, however, by each of the parties, that the agreement in the preceding sentence to negotiate in good faith does not obligate either Eurimex or ROAC to either extend this agreement or to enter into a new agreement unless each party is satisfied as to the terms thereof and those terms are incorporated in a written agreement executed by each of ROAC and Eurimex.

 8) This agreement supercedes all prior agreements between the parties hereto and is binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns and neither party hereto may assign any of its rights, duties and obligations under this agreement without the written consent of the other parties hereto.

 9) All notices required or permitted under this agreement shall be given by fax and shall be deemed given when the sending party's fax machine acknowledges in writing the transmission of the notice to recipient's fax machine.

 10) This agreement is governed by the substantive and procedural laws of Luxembourg.

 11) All disputes between the parties arising in connection with this agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said Rules. The arbitration shall take place in the City of Luxembourg and the language of the arbitration shall be English.

 12) In the event that the specific terms and conditions of this agreement are not being met, either party may terminate the agreement at any time upon ninety (90) days notice. The party wishing to terminate the agreement must give written notice to the other, stating the specific reason why notice is given for termination.

 IN WITNESS WHEREOF, the parties hereto have executed this agreement in five
 (5) originals as of the 8th day of December 1997.

                               ROCK OF AGES CORP.


                               By: /s/ Jon Gregory
                                  ----------------------------------
                                    Jon Gregory
                                    Quarry Div. President


                               EURIMEX, S.A.


                               By: /s/  Carlo Kirsch
                                  ----------------------------------
                                    Carlo Kirsch
                                    Managing Director


                               By:  /s/ Christian Weiler
                                  ----------------------------------
                                    Christian Weiler
                                    President


                                 EXHIBIT A


 To:       Exclusive supply agreement for Salisbury Pink Granite
           Rock of Ages Corp. and Eurimex, S.A.

 Subject:  Prices and terms


 1.   All prices and sales are made in U.S. Dollars
 2.   Payment is due 30 days from the date of invoice from Rock of Ages
      Corp.
 3.   Prices are per cubic meter

                                      INL. FREIGHT
                        PRICE/M3       & WHARFAGE      PRICE/M3
 GRADE        SIZE*     FOB QUARRY      SAVANNAH       FOB SAVANNAH
 -----        -----     ----------    ------------     ------------

 E+           Large     $***          $***             $***

 E+           Medium    $***          $***             $***

Classic II    Misc.     $***          $***             $***
 ________
 *    E+ Large: highest quality; min. length = 8'-0"; min. rise = 4'-0"
      E+ Medium:     highest quality; min. length = 6'-0"; min. rise = 4'-0"

 Classic II     (as available) low quality; random sizes

 Notes:

 1. ROAC agrees that the future F.O.B. quarry prices through the term of this agreement will not increase more than ***% per cubic meter per ***. Any increases in the established allowance for inland freight to and wharfage at the port of Savannah, as referenced in this exhibit, will be charged directly to Eurimex as they occur. Eurimex will be invoiced for all actual containerization charges at the port of Savannah as well as miscellaneous sur charges as they occur.

 2. If shipments are made from any port other than Savannah, Eurimex will be invoiced for all total actual inland freight charges, wharfage, handling, containerization, and miscellaneous sur charges that are incurred for delivery to the designated port of embarkation.